SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

 [ ] Preliminary Proxy Statement             [ ] Confidential, For Use of the
                                                 Commission Only (as permitted
 [X] Definitive Proxy Statement                  by Rule 14a-6(e)(2))

 [ ] Definitive Additional Materials

 [ ] Soliciting Material Pursuant to Rule 14a-12


                                EXAR CORPORATION
                (Name of Registrant as Specified in its Charter)


                              GWA INVESTMENTS, LLC
                              GWA MASTER FUND, L.P.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

 [X] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                        ANNUAL MEETING OF STOCKHOLDERS OF
                                EXAR CORPORATION

                            -------------------------

                               PROXY STATEMENT OF
                                THE GWA ENTITIES

                            -------------------------

         This proxy statement and the enclosed GOLD proxy card are being furnished to you, the stockholders of EXAR CORPORATION ("Exar" or the "Company"), in connection with the solicitation of proxies by GWA Investments, LLC and GWA Master Fund, L.P. (together with their affiliates, including the managing member of GWA Investments, LLC and the general partner of GWA Master Fund, L.P., GWA Capital Partners LLC, the "GWA Entities" or "GWA") for use at the 2005 annual meeting of stockholders of Exar, and at any adjournments, postponements or reschedulings thereof (the "2005 Annual Meeting").

         GWA is proposing and soliciting proxies in support of a slate of two nominees, referred to as the GWA nominees, to stand for election to the Board of Directors at the 2005 Annual Meeting. If additional director positions were to be voted upon at such meeting, or other matters are to be considered at such meeting in addition to the election of directors, these materials are anticipated to be modified in response to such changes. The GWA nominees are Guy
W. Adams and Richard L. Leza, Sr., and they will be standing for election in opposition to the nominees of the Board of Directors. We believe, based on a review of the Company's corporate documents and public filings, that there are two positions on the Board of Directors that are open for election at the 2005 Annual Meeting and the directors elected to these positions will serve until the 2008 annual meeting of stockholders and until their respective successors are duly elected.

         GWA INVESTMENTS URGES YOU TO VOTE "FOR" THE GWA NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

         As discussed in more detail under the heading "Election of Directors" in this proxy statement, stockholders who vote on the GOLD proxy card furnished by GWA will be able to vote for the election of the two GWA Nominees. The GWA Nominees, if elected, will constitute a minority of the members of the Board of Directors and accordingly, if the full Board of Directors is present at a meeting, the GWA Nominees, by themselves, will not be able to cause any action to be taken or not to be taken by the Board of Directors.

         The 2005 Annual Meeting will be held on or about September 5, 2005 or on such other date, and at such place and time as are fixed by Exar. The record date for determining stockholders entitled to notice of and to vote at the 2005 Annual Meeting is not known at this time by GWA, but is projected to be on or about July 27, 2005, which corresponds to the record date for the 2004 annual meeting of stockholders. Exar reported in its quarterly report on Form 10-Q filed on February 9, 2005 that as of December 31, 2004, 42,224,367 shares of its common stock were issued and outstanding. As of the date of this filing, GWA is the beneficial owner of 250,000 shares of common stock of Exar or 0.59% of the outstanding amount.

         Information concerning the GWA Entities and the GWA Nominees, who are the participants in this solicitation of proxies (the "Participants"), is provided in this proxy statement under the headings "Election of Directors" and "Information About the Participants" and in Annex A attached hereto.

                                  * * * * * * *

         YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the 2005 Annual Meeting, you are urged to sign and date the enclosed GOLD proxy card and return it in the postage-paid envelope provided. Properly voting the enclosed GOLD proxy card will revoke any proxy previously signed by you. We urge you not to return any proxy sent to you by Exar.

                                  * * * * * * *

         The date of this proxy statement is May 25, 2005. GWA intends to mail the proxy statement and the GOLD proxy card to stockholders of Exar on or about June 3, 2005.

         THIS SOLICITATION IS BEING MADE BY GWA, AND NOT BY OR ON BEHALF OF THE BOARD OF DIRECTORS OF EXAR.

         If you have any questions concerning this proxy statement or need help voting your shares, please call the firm assisting GWA in its solicitation of proxies:

                              D.F. King & Co., Inc.
                                 48 Wall Street
                            New York, New York 10005
                         Call Toll Free: (800) 848-3416
                     All Others Call Collect: (212) 269-5550

                              ELECTION OF DIRECTORS

         Exar's Board of Directors is divided into three classes of directors, with each class serving a three year term. Based on the Company's proxy statement filed in connection with its 2004 annual meeting, the Company presently has eight directors serving on the Board of Directors and two directors are to be elected at the 2005 Annual Meeting, each to hold office until the 2008 annual meeting of stockholders and thereafter until their respective successors are duly elected.

         GWA has nominated two members to stand for election to the Board of Directors, and the incumbent Board of Directors will designate two nominees to stand for election, referred to as the Exar Nominees.

         Accordingly, there will be four nominees (two GWA Nominees and two Exar Nominees) for two director positions on the Board of Directors. Stockholders who vote on the GOLD proxy card furnished by GWA will be able to vote for the two GWA Nominees. Stockholders who use Exar's proxy card will not be able to vote for any of the GWA Nominees. Accordingly, any stockholder who wishes to vote for the GWA Nominees should vote on GWA's GOLD proxy card.

         The two Exar Nominees have not yet been identified. Any stockholder who wishes to vote for one of the GWA Nominees and for one of the Exar Nominees will be unable to do so on either GWA's GOLD proxy card or Exar's proxy card, and may only do so by voting by ballot at the 2005 Annual Meeting. Stockholders who use the GOLD proxy card may vote for or against any GWA Nominee by putting an X in the space provided.

         The GWA Nominees are Guy W. Adams and Richard L. Leza, Sr. Based on their extensive business and professional experience, we believe that the GWA Nominees are highly qualified to serve as directors of Exar. Each GWA Nominee has consented to serve as a director of Exar if elected and to be named in this proxy statement and in GWA's other soliciting materials as a GWA Nominee.


Information About the GWA Nominees

         Each GWA Nominee has furnished the information about him that is provided in this proxy statement. Additional disclosure regarding the GWA Nominees and the other Participants in our solicitation can be found in Annex A to this proxy statement. Such disclosure includes: the principal place of business and address of each Participant, the amount of Exar common stock beneficially owned by each Participant, each Participant's transactions in Exar's securities during the past two years, a description of any arrangements, transactions or relationships among the Participants, the GWA Nominees and Exar, a description of any legal proceedings involving any GWA Nominee and a statement regarding compliance with Section 16(a) of the Exchange Act by each GWA Nominee.

         Neither of the GWA Nominees is an affiliate of Exar. Neither of the GWA Nominees nor any of their respective immediate family members is an employee of, or a consultant to, or has any other contractual relationship with Exar. Neither of the GWA Nominees is or has been a partner of or otherwise employed by any present or former auditor of Exar in the past five years and neither of them is an officer of a company of which the other GWA Nominee is also a board member. We believe that, when elected, each of the GWA Nominees will be independent for purposes of the audit committee independence requirements of the Sarbanes-Oxley Act of 2002 and the existing Nasdaq listing requirements for audit committees.


 Name and Business Address   Age          Present Principal Occupation
---------------------------- ---   ---------------------------------------------
Guy W. Adams                  54   Managing Director, GWA Advisors, LLC and
  55 South Lake Avenue             GWA Capital Partners LLC
  Suite 720
  Pasadena, CA  91101

 Name and Business Address   Age          Present Principal Occupation
---------------------------- ---   ---------------------------------------------
Richard L. Leza, Sr.          58   Founder, Chairman and Chief Executive
  2003 Julien Court                Officer, AI Research Corporation; Co-Founder,
  Mountain View, CA 94043          Past Chairman and Past President,
                                   Hispanic-Net


         Guy W. Adams is the managing director of GWA Advisors, LLC and GWA Capital Partners LLC, which is the managing member of GWA Investments, LLC and the general partner of GWA Master Fund, L.P., where he has served since 2002. GWA Advisors, LLC is a private equity investment firm and a holding company for Mr. Adams' private equity investments. GWA Investments, LLC is an investment fund investing in publicly traded securities managed by GWA Capital Partners LLC, a registered investment advisor. Prior to 2002, Mr. Adams was the President of GWA Capital, which he founded in 1996 to invest his own capital in public and private equity transactions, and a business consultant to entities seeking refinancing or recapitalization. Mr. Adams earned an MBA from Harvard Business School in 1984 and a Bachelor of Science in Petroleum Engineering from Louisiana State University in 1974.

         Mr. Adams is currently a member of the board of trustees of Mercer International Inc., where he has served since August 2003 after he successfully waged a proxy contest. From July 2001 until May 2002, Mr. Adams served as a director of Lone Star Steakhouse & Saloon, Inc. ("Lone Star") after unseating the CEO and Chairman of the Board in 2001 in a contested election.

         Richard L. Leza, Sr. is the founder, chairman and chief executive officer of AI Research Corporation, an early stage venture capital firm specializing in the areas of business-to-business software, information technology, medical devices and medical analytical software applications. Mr. Leza has served in such position, which is his principal occupation and employment, since 1988. He is also the Co-Founder, past Chairman and past President of Hispanic-Net, a non-profit organization dedicated to creating a network of successful Hispanics that will improve and enhance Hispanic business and investment opportunities in technology. From 1998 to 2001, Mr. Leza was the Co-Founder, Chairman and CEO of CastaLink, Inc., a provider of a web-based supply chain collaboration solution which provided business process automation and real-time access to mission critical information among enterprises, their customers and suppliers. From 1997 to 1999, Mr. Leza served as co-founder, Chairman and CEO of NucleoTech Corporation, an application software company focused on developing, integrating and marketing a family of digital image-driven analytical DNA software solutions. From 1982 to 1988, he was co-founder, chairman and CEO of RMC Group, Inc., which provided management and research services for public and private technology companies.

         Mr. Leza is a Board member of the Stanford Graduate School of Business Advisory Counsel and a three time member of Hispanic Business Magazine's top 100 influential Hispanics in the United States. He is also a 2004 Telemundo Hispanic Business Salute Honoree and the recipient of the 2003 Rainbow/PUSH Coalition TrailBlazer Award. He is the author of various publications, writing on topics such as exporting, venture capital and developing business plans. Mr. Leza earned an MBA from Stanford University Graduate School of Business in 1978 and a Bachelor of Science in Civil Engineering from New Mexico State University in 1973.

         Each GWA Nominee has entered into an agreement with GWA Investments, LLC that provides that GWA Investments, LLC will indemnify and hold harmless such nominee from any and all damages, judgments, fines, settlements, losses and expenses incurred by such nominee resulting from any action, suit or proceeding based upon or arising from the solicitation of proxies to which this proxy statement relates and such director's ongoing services as a director to the extent not otherwise indemnified by Exar, other than certain excluded losses.

         Each of GWA's Nominees, if elected, will be entitled to receive compensation customarily paid by Exar to its directors. Based on the Company's 2004 proxy statement, upon initial election to the Board, each non-employee director is granted an option to purchase 54,000 shares of common stock and is automatically granted an option to purchase 22,500 additional shares on the date of each subsequent annual meeting. Each non-employee director also receives a fee for their services as a director, however, it is not possible to ascertain the amount of such fee at this time. In addition, the Company appears to reimburse directors for certain expenses incurred in connection with their services as directors in accordance with Company policy.

         We have no reason to believe that any of the GWA Nominees will be disqualified or unwilling or unable to serve if elected. GWA reserves the right to nominate substitute persons if Exar makes or announces any changes to its Amended and Restated Certificate of Incorporation or Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any of the GWA Nominees. In addition, if Exar causes any additional directors to be voted upon at the 2005 Annual Meeting, GWA reserves the right to nominate additional persons to fill the added positions. Shares represented by GWA's GOLD proxy cards will be voted for any such substitute or additional nominees of GWA.

                                   * * * * * *

         GWA URGES YOU TO VOTE "FOR" THE GWA NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD (AND NOT TO RETURN ANY PROXY CARD SENT TO YOU BY EXAR).


                                VOTING PROCEDURES

         To support the GWA Nominees at the 2005 Annual Meeting, please sign and date the enclosed GOLD proxy card and return it to D.F. King & Co., Inc. in the enclosed postage-paid envelope. Submitting a proxy will not affect your right to attend the 2005 Annual Meeting and vote in person. Only holders of common stock of Exar on the record date are entitled to vote at the 2005 Annual Meeting. The record date is projected to be on or about July 27, 2005, which corresponds to the record date for the 2004 annual meeting of stockholders.


How do I vote in person?

         If you own shares of common stock of Exar on the record date you may attend the 2005 Annual Meeting and vote in person. If you are not the record holder of your shares, please refer to the discussion following the question "What if I am not the record holder of my shares?"


How do I vote by proxy?

         To vote by proxy, you should complete, sign and date the enclosed GOLD proxy card and return it promptly in the enclosed postage-paid envelope.

         To be able to vote your shares in accordance with your instructions at the 2005 Annual Meeting, we must receive your proxy as soon as possible but in any event prior to the shares being voted at the meeting.


What if I am not the record holder of my shares?

         If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can give a proxy with respect to your shares. You should receive a proxy card from your bank or broker, which you must return in the envelope provided in order to have your shares voted. If you need assistance, please contact our solicitor, D.F. King & Co., Inc., by telephone at 1-800-848-3416. Banks and brokers may call D.F. King collect at (212) 269-5550.

         If you do not have record ownership of your shares and want to vote in person at the 2005 Annual Meeting, you may obtain a document called a "legal proxy" from the record holder of your shares and bring it to the 2005 Annual

Meeting in order to vote in person. If you need assistance, please contact our solicitor, D.F. King & Co., Inc., by telephone at 1-800-848-3416. Banks and brokers may call D.F. King collect at (212) 269-5550.


What should I do if I receive a proxy card solicited by the incumbent Board of Directors of Exar?

         If you submit a proxy to us by signing and returning the enclosed GOLD proxy card, do not sign or return the proxy card solicited by Exar's incumbent Board of Directors or follow any voting instructions provided by Exar unless you intend to change your vote, because only your latest-dated proxy will be counted.

         If you have already sent a proxy card to Exar, you may revoke it and provide your support to the GWA Nominees by signing, dating and returning the enclosed GOLD proxy card.


What if I want to revoke my proxy?

         If you give a proxy, you may revoke it at any time before it is voted on your behalf by:

          o    submitting a duly executed new proxy bearing a later date; or

          o giving written notice of revocation to either D.F. King & Co., Inc. at 48 Wall Street, New York, New York 10005 or to Exar at 48720 Kato Road, Fremont, California 94538, Attn: Secretary; or

          o    attending and voting in person at the 2005 Annual Meeting.

         If you choose to revoke a proxy by giving written notice or by submitting a later-dated proxy to the Secretary of Exar, we would appreciate if you would assist us in representing the interests of stockholders on an informed basis by sending us a copy of your revocation or proxy or by calling D.F. King & Co., Inc. at 1-800-848-3416. Banks and brokers may call D.F. King collect at
(212) 269-5550. Remember, your latest-dated proxy is the only one that counts.


If I plan to attend the 2005 Annual Meeting, should I still submit a proxy?

         Whether or not you plan to attend the 2005 Annual Meeting, we urge you to submit a proxy. Returning the enclosed proxy card will not affect your right to attend the 2005 Annual Meeting and vote.


Who can vote?

         You are eligible to vote or to execute a proxy only if you own shares of common stock of Exar on the record date for the 2005 Annual Meeting. Even if you sell your shares after the record date, you will retain the right to execute a proxy in connection with the 2005 Annual Meeting. It is important that you grant a proxy regarding shares you held on the record date, or vote those shares in person, even if you no longer own those shares.


How many votes do I have?

         With respect to each matter to be considered at the 2005 Annual Meeting, each stockholder will have one vote for each share of common stock of Exar held by it on the record date. Based on documents publicly filed by Exar, Exar has no outstanding voting securities other than its shares of common stock.

How will my shares be voted?

         If you give an executed proxy on the accompanying GOLD proxy card, your shares will be voted as you direct. If you submit an executed proxy to us without instructions, our representative will vote your shares "FOR" the two GWA Nominees (as discussed in the "Election of Directors" section of this proxy statement) and will "ABSTAIN" with respect to other matters set forth in the Company's proxy statement that are to be voted on by stockholders at the 2005 Annual Meeting. Submitting a GOLD proxy card will, however, entitle our representative to vote your shares in accordance with his discretion on matters not described in this proxy statement that may arise at the 2005 Annual Meeting. Our representative will not vote your shares to postpone or adjourn the meeting to solicit additional proxies or on any other matters precluded by the proxy rules.

         Unless a proxy specifies otherwise, it will be presumed to relate to all shares held of record on the record date by the person who submitted it.


What is a quorum and why is it necessary?

         Conducting business at the 2005 Annual Meeting requires a quorum. Stockholders representing a majority of the outstanding shares entitled to vote at the 2005 Annual Meeting represented in person or by proxy shall constitute a quorum.


What vote is required to approve each proposal and how will votes be counted?

         According to the Company's Bylaws, if a quorum is present, directors will be elected by the votes of a plurality of the shares present in person or by proxy and entitled to vote on the election of directors. All other matters, if any, shall be approved by the vote of a majority of the votes cast, excluding abstentions.

         According to its 2004 proxy statement, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the number of votes cast with respect to a proposal (other than the election of directors). Accordingly, abstentions had the same effect as a vote "AGAINST" the proposal at Exar's 2004 annual meeting. We assume that abstentions will be treated in the same manner at the 2005 Annual Meeting.

         According to its 2004 proxy statement, broker non-votes (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) were counted for purposes of determining the presence or absence of a quorum for the transaction of business, but were not counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker had expressly not voted. We assume that broker non-votes will be treated in the same manner at the 2005 Annual Meeting.


How can I receive more information?

         If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please call D.F. King & Co., Inc. at 1-800-848-3416. Banks and brokers may call D.F. King collect at (212) 269-5550.


                         PROXY SOLICITATION AND EXPENSES

         The solicitation to which this proxy statement relates is being made by the Participants. The Participants may solicit proxies in person and by mail, press release, advertisements in newspapers, magazines and/or trade publications, telephone, telecopier, telegraph, electronic mail, Internet (World Wide Web) publication, television, radio and newspapers. No person identified above has or will receive compensation for soliciting proxies.

         The Participants will ask banks, brokers, custodians, nominees, other institutional holders and other fiduciaries to forward all soliciting materials to the beneficial owners of the shares that those institutions hold of record. GWA will reimburse those institutions for reasonable expenses that they incur in connection with forwarding our materials.

         GWA has retained D.F. King & Co., Inc. to solicit proxies on its behalf in connection with the 2005 Annual Meeting. D.F. King may solicit proxies from individuals, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries and will employ approximately 20 people in its efforts. GWA has agreed to reimburse D.F. King for its reasonable expenses (subject to certain limitations), to indemnify it against certain losses, costs and expenses, and to pay it fees of $25,000.

         The entire expense of this proxy solicitation is being borne by GWA. GWA may, particularly if the GWA Nominees are elected to Exar's Board of Directors, seek reimbursement of its expenses from Exar. GWA does not intend to seek stockholder approval of any such reimbursement.

         In addition to the costs related to the engagement of D.F. King & Co., Inc., costs related to our solicitation of proxies include expenditures for printing, postage, legal services and other related items. Total expenditures are expected to be approximately $100,000. To date, GWA has incurred approximately $35,000 in furtherance of its proxy solicitation.


                       INFORMATION ABOUT THE PARTICIPANTS

         The GWA Entities and the GWA Nominees are participants in GWA's solicitation of proxies for the 2005 Annual Meeting within the meaning of the federal securities laws. Information related to the Participants, including their beneficial ownership of Exar's shares of common stock, is set forth on Annex A to this proxy statement and is incorporated into this proxy statement by reference. Except as set forth on Annex A, none of the Participants is party to any commercial dealing with Exar or its subsidiaries that is required to be discussed in this proxy statement by the federal securities laws. Information in this proxy statement about each Participant was provided by that Participant.


                             INFORMATION ABOUT EXAR

         Based upon documents publicly filed by Exar, the mailing address of the principal executive offices of Exar is 48720 Kato Road, Fremont, California 94538.

         Annex B sets forth information obtained from Exar's public filings related to the beneficial ownership of shares of common stock of Exar and is incorporated in this proxy statement by reference.

         Except as otherwise noted herein, the information in this proxy statement concerning Exar has been taken from or is based upon documents and records on file with the Securities and Exchange Commission (the "SEC") and other publicly available information. Although GWA does not have any knowledge indicating that any statement contained herein is untrue, we do not take any responsibility, except to the extent imposed by law, for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of GWA, or for any failure by Exar to disclose events that may affect the significance or accuracy of such information.

                         OTHER MATTERS TO BE VOTED UPON

         Submitting a GOLD proxy card will entitle the named proxy to vote your shares in accordance with his sole discretion on matters not described in this proxy statement that may arise at the 2005 Annual Meeting.


                          FUTURE STOCKHOLDER PROPOSALS

         According to the Company's Amended and Restated Bylaws, to be timely, any proposal that a stockholder intends to present at an annual meeting of stockholders must be delivered to or mailed and received at the principal executive offices of the Company on or before the date specified in the Company's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders (or if no such date is specified, then not less than one hundred twenty (120) calendar days in advance of the date of said proxy statement). According to the Company's 2004 proxy statement, proposals of stockholders intended to be presented at the 2005 Annual Meeting were due no later than April 1, 2005 in order to be included in the proxy statement and proxy relating to the 2005 Annual Meeting. Based on such information, we believe that any proposal that a stockholder intends to present at the next annual meeting of stockholders of Exar must be received by the Company on or before April 1, 2006. GWA notes that Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act") states that the deadline for submitting a stockholder proposal for a company's annual meeting shall be no less than 120 calendar days before the date of the company's proxy statement released to stockholders in connection with the previous year's annual meeting. Further, GWA notes that for a proxy to confer discretionary authority to vote, Rule 14a-4 of the Exchange Act requires that the company have notice of the proposal at least 45 days before the date on which the company first mailed its proxy materials for the prior year's annual meeting. Such rules also provide that if the date of the company's annual meeting has been changed by more than 30 days from the date of the previous year's annual meeting, the deadlines are a reasonable time before the company mails its proxy materials. Accordingly, to the extent the date of the next annual meeting for Exar is more than 30 days from the date of the 2005 Annual Meeting and depending on the date Exar mailed its proxy materials for the 2005 Annual Meeting, the dates set forth above may be changed.

                                   * * * * * *

         GWA urges you to vote "FOR" the GWA Nominees by signing, dating and returning the enclosed GOLD proxy card (and not to return any proxy card sent to you by Exar).

         Questions or requests for additional copies of this proxy statement or if you need assistance in voting for the GWA Nominees, please contact our proxy solicitator:

                              D.F. King & Co., Inc.
                                 48 Wall Street
                            New York, New York 10005
                         Call Toll Free: (800) 848-3416
                     All Others Call Collect: (212) 269-5550

                                                                         ANNEX A

                      INFORMATION CONCERNING GWA AND OTHER
                   PARTICIPANTS IN ITS SOLICITATION OF PROXIES

         The following persons are, or may be deemed, participants (the "Participants" and, each, a "Participant") in the solicitation of proxies in support of electing the GWA Nominees to the Board of Directors of Exar: (i) the GWA Entities; and (ii) the GWA Nominees. The GWA Entities consist of GWA Investments, LLC, GWA Master Fund, L.P. and GWA Capital Partners LLC. The GWA Nominees are Guy W. Adams and Richard L. Leza, Sr.

         GWA Investments, LLC is a Delaware limited liability company and its principal place of business is Pasadena, California and its address is 55 South Lake Avenue, Suite 720, Pasadena, California 91101. GWA Master Fund, L.P. is a Cayman Islands limited partnership and its principal place of business is Pasadena, California and its address is 55 South Lake Avenue, Suite 720, Pasadena, California 91101. GWA Capital Partners LLC is a Delaware limited liability company and its principal place of business is Pasadena, California and its address is 55 South Lake Avenue, Suite 720, Pasadena, California 91101. The present principal occupation or employment of each GWA Nominee is described in this proxy statement under the heading "Election of Directors."


Security Ownership

         The Participants and their associates may be deemed to have beneficial ownership of shares of common stock of Exar as set forth below.

                               Amount of Beneficial
                                 Ownership Through            Percent
     Name                      Options and Otherwise         Of Class
--------------------------- --------------------------- ------------------
GWA Investments, LLC                   102,100                  *
--------------------------- --------------------------- ------------------
GWA Master Fund, L.P.                  147,900                  *
--------------------------- --------------------------- ------------------
GWA Capital Partners LLC               250,000(1)               *
--------------------------- --------------------------- ------------------
Guy W. Adams                           250,000(2)               *
--------------------------- --------------------------- ------------------
Richard L. Leza, Sr.                     1,000                  *
--------------------------- --------------------------- ------------------

          *less than 1%

          (1) GWA Capital Partners LLC is the managing member of GWA Investments, LLC and the general partner of GWA Master Fund, L.P., and as such may be deemed the beneficial owner of the shares held for the account of each of the GWA Entities.

          (2) Mr. Adams is the is the managing director of GWA Capital Partners LLC, which is the managing member of GWA Investments, LLC and the general partner of GWA Master Fund, L.P., and as such may be deemed the beneficial owner of the shares held for the account of each of the GWA Entities.

         No Participant and no associate of any Participant (within the meaning of the federal proxy rules) beneficially owns any securities of Exar other than shares of common stock described above. No Participant beneficially owns any securities of any parent or subsidiary of Exar. No Participant is a holder of record, but not beneficial owner, with respect to any securities of Exar.


Transactions in Exar's Securities

         Other than the transactions described below, no Participant has purchased or sold any securities of Exar in the past two years.

                              Transactions in Exar
                          Shares of Common Stock by GWA
                          -----------------------------

                                                            Number of Shares of
    Date of Transaction       Nature of Transaction        Common Stock of Exar
    -------------------       ---------------------        --------------------

GWA Investments, LLC
--------------------
January 6, 2005                     Purchase                       5,000
February 23, 2005                   Purchase                       2,500
March 9, 2005                       Purchase                       2,000
March 10, 2005                      Purchase                       2,000
March 11, 2005                      Purchase                       2,000
March 14, 2005                      Purchase                       4,000
March 15, 2005                      Purchase                      10,000
March 16, 2005                      Purchase                       8,000
March 17, 2005                      Purchase                       9,000
March 18, 2005                      Purchase                       8,000
March 21, 2005                      Purchase                       7,100
March 22, 2005                      Purchase                       6,500
March 23, 2005                      Purchase                       6,000
March 24, 2005                      Purchase                       2,000
March 28, 2005                      Purchase                       8,000
April 1, 2005                       Purchase                       2,000
April 4, 2005                       Purchase                       8,000
April 14, 2005                      Purchase                       4,000
April 15, 2005                      Purchase                       2,000
April 26, 2005                      Purchase                       4,000
                                                                   -----
                                                                  102,100

GWA Master Fund, L.P.
---------------------
January 6, 2005                     Purchase                       5,000
February 23, 2005                   Purchase                       2,500
March 9, 2005                       Purchase                       3,000
March 10, 2005                      Purchase                       3,000
March 11, 2005                      Purchase                       3,000
March 14, 2005                      Purchase                       6,000
March 15, 2005                      Purchase                      15,000
March 16, 2005                      Purchase                      12,000
March 17, 2005                      Purchase                      12,000
March 18, 2005                      Purchase                      12,000
March 21, 2005                      Purchase                      10,631
March 22, 2005                      Purchase                       9,769
March 23, 2005                      Purchase                       9,000
March 24, 2005                      Purchase                       3,000
March 28, 2005                      Purchase                      12,000
April 1, 2005                       Purchase                       3,000
April 4, 2005                       Purchase                      12,000
April 14, 2005                      Purchase                       6,000
April 15, 2005                      Purchase                       3,000
April 26, 2005                      Purchase                       6,000
                                                                   -----
                                                                  147,900

                              Transactions in Exar
                         Shares of Common Stock by GWA
                         -----------------------------

                                                            Number of Shares of
    Date of Transaction       Nature of Transaction        Common Stock of Exar
    -------------------       ---------------------        --------------------


       Shares of Common Stock by GWA Capital Partners LLC and Guy W. Adams
       -------------------------------------------------------------------

NONE


                              Transactions in Exar
             Shares of Beneficial Ownership by Richard L. Leza, Sr.
             ------------------------------------------------------

March 21, 2005                      Purchase                         500
March 28, 2005                      Purchase                         500


Arrangements, Interests and Transactions

         Except for the agreements entered into between the GWA Nominees and GWA described in GWA's proxy statement under the heading "Election of Directors - Information on GWA Nominees," and as set forth herein no Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Exar, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

         During the past year, each of the GWA Entities wrote 50 standard exchange-traded "put" rights with respect to Exar's common stock, with an exercise price of $12.50 per share. Such rights are no longer outstanding.

         No Participant, no associate of any Participant and no person who is a party to any arrangement or understanding pursuant to which a GWA Nominee is proposed to be elected has any arrangement or understanding with any person with respect to any future employment by Exar or its affiliates or with respect to any future transactions to which Exar or any of its affiliates will or may be a party.

         GWA has an interest in the solicitation of proxies in support of the GWA Nominees from either direct or indirect beneficial ownership of the shares of common stocks of Exar. Participants who are GWA Nominees are expected to receive customary compensation from Exar in exchange for their services as directors, if elected. The GWA Nominees also have an interest in the solicitation through the agreements described in GWA's proxy statement under the heading "Election of Directors."

         There has been no transaction or series of similar transactions since the beginning of Exar's last completed fiscal year, and there is no currently proposed transaction or series of similar proposed transactions, to which Exar or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any Participant or any associate of any Participant had, or will have, a direct or indirect material interest.


Additional Information About the GWA Nominees

         No GWA Nominee presently holds any positions with Exar. Other than the agreements described in GWA's proxy statement under the heading "Election of Directors," there is no arrangement or understanding between any GWA Nominee and any other person pursuant to which the GWA Nominee was selected as a nominee.

         There is no family relationship (within the meaning of the federal securities laws) between any GWA Nominee and (i) any other GWA Nominee or (ii) any director of Exar, executive officer of Exar or person nominated by Exar to become a director or executive officer.

         There is, and has been, no legal or other proceeding involving any GWA Nominee that is required to be disclosed under the federal proxy rules, except as follows.

         In the Spring of 2001, Guy W. Adams ran for election to the board of directors of Lone Star. In connection therewith, Lone Star filed suit against Mr. Adams in federal district court in Wichita, Kansas alleging that certain statements made by him in the related proxy materials were inaccurate and seeking an injunction to, among other things, enjoin Mr. Adams from voting any proxies in the election. The court found that the proxy materials did contain certain misrepresentations and issued an order requiring Mr. Adams to amend such proxy materials so as to (i) update the claimed estimate of the level of stockholder support for Mr. Adams' election and (ii) correct certain misstatements regarding Lone Star's employment contracts with its management. Mr. Adams was not, however, required to re-solicit proxies or to re-circulate proxy materials, nor was he prevented from voting previously obtained proxies in the election. Thereafter, Mr. Adams made the required corrective disclosures and was elected to the board of directors of Lone Star. Upon a motion to dismiss submitted by Lone Star, and opposed by Mr. Adams, the court ordered the dismissal of the action following Mr. Adams' election to the Lone Star board. As a result of the action by Lone Star in unilaterally dismissing the litigation, Mr. Adams did not have an opportunity to seek an appellate review of the district court's findings regarding the sufficiency of his proxy materials.

         No GWA Nominee (i) has any business relationship with Exar that is required to be disclosed by the federal proxy rules; (ii) has had any such relationship since the beginning of Exar's most recently completed fiscal year; or (iii) has, since the beginning of Exar's last completed fiscal year, been indebted to Exar or any of its subsidiaries in an amount that exceeds $60,000.

         No GWA Nominee and no associate of any GWA Nominee has received any compensation from Exar as a director or executive officer of Exar. Had the GWA Nominees been directors of Exar and members of the compensation committee of Exar's Board of Directors during Exar's last completed fiscal year, there would have been no compensation committee interlocks within the meaning of the federal proxy rules.


Section 16(a) Beneficial Ownership Reporting Compliance

         No GWA Nominee has failed to file reports related to Exar that are required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

                                                                         ANNEX B

              THE FOLLOWING TABLE IS BASED ON INFORMATION PROVIDED
      IN THE COMPANY'S PROXY STATEMENT FILED WITH THE SEC ON JULY 29, 2004.


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of May 31, 2004:

          o each stockholder who is known by the Company to own beneficially more than 5% of common stock;

          o each of the Company's President and Chief Executive Officer and other four most highly compensated executive officers as of March 31, 2004;

          o    each of the Company's non-employee directors; and

          o all of the Company's non-employee directors and executive officers as a group.

Unless otherwise indicated, to the Company's knowledge, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Beneficial ownership is determined in accordance with the rules of the SEC. Applicable percentage ownership is based on 41,276,122 shares of common stock outstanding as of May 31, 2004. In computing the number and percentage of shares beneficially owned by a person, shares of common stock subject to options currently exercisable, or exercisable within sixty (60) days of May 31, 2004, are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

                                                                                               Beneficial ownership(1)
                                                                                          --------------------------------
                                                                                          Number of           Percent of
Beneficial Owners                                                                           Shares              Total
                                                                                          -----------         ------------
T. Rowe Price Associates, Inc.(2)                                                           3,132,400            7.59%
    100 E. Pratt Street
    Baltimore, MD  21202
Westfield Capital Management company LLC(3)                                                 2,621,000            6.35%
    One Financial Center
    Boston, MA  02111
Royce & Associates, LLC(4)                                                                  2,475,200            6.00%
    1414 Avenue of the Americas
    New York, NY  10019
AXA Financial, Inc.(5)                                                                      2,254,314            5.46%
    1290 Avenue of the Americas
    New York, NY  10104
Donald L. Ciffone, Jr.(6)                                                                   1,403,095            3.29%
Roubik Gregorian(6)                                                                           629,036            1.50%
Ronald W. Guire(6)                                                                            497,633            1.19%
Thomas R. Melendrez(6)                                                                        191,186                *
Mir B. Ghaderi(6)                                                                             126,998                *
Raimon L. Conlisk(6)                                                                          218,584                *
Frank P. Carrubba(6)                                                                          177,614                *
Richard Previte(6)                                                                            141,152                *
John S. McFarlane(6)                                                                            1,000                *
All Executive Officers and Non-Employee Director as a group (12 persons)                    4,066,722            9.00%

----------

* Represents beneficial ownership of less than one percent of common stock.

(1) This table is based on information supplied by the executive officers, directors and principal stockholders and Schedules 13G, 13G(A) and 13F filed with the SEC.

(2) Based on Schedule 13G filed with the SEC on February 5, 2004. T. Rowe Price Associates, Inc. has sole voting power with respect to 1,073,400 shares and sole dispositive power with regard to 3,132,400 shares.

(3) Based on Schedule 13F filed with the SEC on April 7, 2004. Westfield Capital Management Company LLC has sole voting power with respect to 2,374,100 shares and sole dispositive power with respect to 2,621,000 shares.

(4) Based on Schedule 13G filed with the SEC on February 2, 2004. Royce & Associates, LLC has sole voting power with respect to 2,475,200 shares and sole dispositive power with respect to 2,475,200 shares.

(5) Based on Schedule 13G filed with the SEC on February 10, 2004. AXA Financial, Inc., AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle and AXA beneficially own 2,254,314 shares, of which they have sole voting power with respect to 1,232,015 shares, shared voting power with respect to 828,700 shares and sole dispositive power with respect to 2,254,314 shares.

(6) Includes shares which certain executive officers and non-employee directors have the right to acquire within sixty (60) days after May 31, 2004, pursuant to outstanding options as follows: Donald L. Ciffone, Jr., 1,395,414 shares; Roubik Gregorian, 575,496 shares; Ronald W. Guire, 475,498 shares; Thomas R. Melendrez, 187,348 shares; Mir B. Ghaderi, 121,048 shares; Raimon L. Conlisk, 218,584 shares; Frank P. Carrubba, 177,614 shares; Richard Previte, 141,152 shares; John S. McFarlane, 0 shares; and all executive officers and non-employee directors as a group, 3,932,898 shares.

P
R
O
X
Y

GOLD PROXY CARD                                                         APPENDIX

                                EXAR CORPORATION

                PROXY FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

                 THIS PROXY IS SOLICITED BY THE GWA ENTITIES AND
                NOT BY THE BOARD OF DIRECTORS OF EXAR CORPORATION

         The undersigned stockholder of EXAR CORPORATION hereby appoints Guy W. Adams (or his appointed designee) as attorney and proxy, with power of substitution and revocation, to represent the undersigned at the 2005 Annual Meeting of Stockholders of EXAR CORPORATION to be held on such date, and at such place and time as EXAR CORPORATION determines, and at any adjournment, postponement or rescheduling thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

         This proxy, when properly executed, will cause your shares to be voted as you direct. If you return this proxy, properly executed, without specifying a choice, your shares will be voted "FOR" the nominees identified on the reverse side.

           (Continued and to be signed on the reverse side)     See reverse side


                                   Appendix-1

       THE GWA ENTITIES RECOMMEND A VOTE "FOR" THE NOMINEES LISTED BELOW.


1.   Election of Directors.

     NOMINEES: Guy W. Adams and Richard L. Leza, Sr.

     ------------------------------------ ------------------------------------
     GUY W. ADAMS                         RICHARD L. LEZA, SR.


      [ ] FOR                              [ ] FOR


      [ ] AGAINST                          [ ] AGAINST


      [ ] WITHHOLD AUTHORITY               [ ] WITHHOLD AUTHORITY
          to vote for such nominee             to vote for such nominee
     ------------------------------------ ------------------------------------


2.   Other Matters.

     IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR RESCHEDULING THEREOF AND IS UNKNOWN TO THE GWA ENTITIES AND ITS REPRESENTATIVE A REASONABLE TIME BEFORE THE COMMENCEMENT OF THE GWA ENTITIES' SOLICITATION OF PROXIES.

                                      Date                                , 2005
                                            ------------------------------



                                      ------------------------------------------
                                      Signature (Please sign exactly as your
                                      name appears to the left)



                                      ------------------------------------------
                                      Additional Signature (if held jointly)



                                      ------------------------------------------
                                      Title

     Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. The signer hereby revokes all proxies previously given by the signer to vote at the 2005 Annual Meeting of Stockholders of EXAR CORPORATION, and any adjournment, postponement or rescheduling thereof.


                                   Appendix-2